LIMITED POWER OF ATTORNEY

The undersigned director or officer of WESCO International, Inc. (the Issuer) hereby constitutes and appoints each of Diane Lazzaris, Charles Kim, Arun Krishnan and Michele Nelson, or any employee of the Issuer designated by any of them who is responsible for assisting with compliance with federal securities laws, signing individually, as the undersigned's true and lawful attorney-in-fact (Agent) to:

(1) Sign for and on behalf of the undersigned, (a) such forms or documents, including attachments, as may be required in connection with applications for, or the assignment or maintenance of, codes for the undersigned to be used in the transmission of information to the SEC using the EDGAR System, including, without limitation, the Form ID; (b) Forms 3, 4, and 5 in accordance with
Section 16(a) of the Securities Exchange Act of 1934, as amended, and the rules thereunder, including any attachments thereto; and (c) Form 144 in accordance with Rule 144 under the Securities Act of 1933, as amended;
(2) do and perform any and all acts for and on behalf of the undersigned which may be necessary or desirable to complete and execute any such Form 3, 4, and 5, and 144 and timely file such form with the U.S. Securities and Exchange Commission or any stock exchange or similar authority; and
(3) take any other action of any type whatsoever in connection with foregoing which, in the opinion of such Agent, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such Agent on behalf of the undersigned pursuant to this Limited Power of Attorney shall be in such form and shall contain such terms and conditions as such Agent may approve in such Agents discretion.

	The undersigned hereby grants to each Agent full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such Agent or such Agents substitute or substitutes, shall lawfully do or cause to be done by virtue of this Limited
Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the Agents, in serving as attorneys-in-fact at the request of the undersigned, are not assuming, nor is the Issuer assuming, any of the undersigneds responsibilities to comply with Section 16 of the Securities
Exchange Act of 1934, as amended, and Rule 144 under the Securities Act of 1933, as amended. Each Agent shall not be liable for any loss that results from a judgment error that was made in good faith. A successor Agent shall not be liable for acts of a prior Agent.

This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file such forms with respect to the undersigneds holdings of and transactions in securities issued by the Issuer, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact.
The undersigned signatory attests and agrees that the use of an electronic signature in any authentication document that is filed with or furnished to the U.S. Securities and Exchange Commission by or on behalf of the undersigned signatory, the Issuer or any of its affiliates, constitutes the legal equivalent of the undersigned signatorys manual signature for purposes of authenticating the undersigned signatory's signature to any filing or submission for which it is provided.

IN WITNESS WHEREOF, the undersigned has caused this Limited Power of Attorney to be executed as of December 9, 2021.
By: /s/ Hemant Porwal
Printed Name: Hemant Porwal

Commonwealth of PA
County of Allegheny

SUBSCRIBED AND SWORN before me this 9th day of December 2021.

/s/ Kimberly L. West
___________________________
Kimberly L. West
Notary Public
Commission expires September 10, 2022
Commission Number 1257897